VODAVI TECHNOLOGY, INC.
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT ("Agreement") is made as of February 4, 1998, by and between VODAVI TECHNOLOGY, INC., a Delaware corporation (the "Company"), and LARRY L. STEINMETZ ("Steinmetz").

     WHEREAS, Steinmetz and the Company have entered into a Separation Agreement dated as of February 4, 1998 (the "Separation Agreement"), whereby Steinmetz' employment with the Company will be terminated; and

     WHEREAS, the Separation Agreement provides that the Company will grant to Steinmetz an option to purchase 58,750 shares of the Company's common stock, par value $.001 per share (the "Common Stock").

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, it is agreed by and between the parties as follows:

     1. GRANT OF OPTION; OPTION PRICE. Subject in all respects to the terms, conditions, and provisions of this Agreement, the Company grants to Steinmetz, as of February 20, 1998, the right, privilege, and option (the "Option") to purchase 58,750 shares of Common Stock (the "Optioned Shares") at a price of $4.00 per share (the "Option Price").

     2. VESTING OF OPTION. The Option shall be fully vested and exercisable with respect to all of the Optioned Shares as of the date of this Agreement.

     3. EXERCISE OF OPTION. All or any portion of the Optioned Shares may be purchased by Steinmetz upon written notice to the Company, addressed to the Company at its principal place of business. Such notice shall be signed by Steinmetz and shall state the election to exercise the Option and the number of Optioned Shares with respect to which it is being exercised. Such notice shall be accompanied by payment in full of the Option Price for the number of shares of Common Stock being purchased. Payment may be made in cash or by check or by tendering duly endorsed certificates representing shares of Common Stock then owned by Steinmetz. Upon the exercise of the Option, the Company shall deliver, or cause to be delivered, to Steinmetz a certificate or certificates representing the shares of Common Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. All shares that are purchased and paid for in full upon exercise of the Option shall be fully paid and non-assessable.

     4. TERMINATION OF OPTION. This Option, to the extent not previously exercised, shall terminate on February 20, 2003.

     5. NO PRIVILEGE OF COMMON STOCK OWNERSHIP. Steinmetz shall not have any of the rights of a stockholder with respect to the Optioned Shares until Steinmetz has exercised the Option and paid the Option Price for the Optioned Shares purchased upon such exercise.

     6. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance of the Common Stock upon such exercise shall be subject to compliance by the Company and Steinmetz with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or trading market on which the shares of the Common Stock may be listed or traded at the time of such exercise and issuance. In connection with the exercise of an Option hereunder, Steinmetz shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with applicable requirements of federal and state securities laws.

     7. LIABILITY OF THE COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Agreement shall relieve the Company of any liability with respect to the
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nonissuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     8. CAPITAL ADJUSTMENTS. The number of Optioned Shares shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

     9. MERGERS, ETC; CHANGE OF CONTROL. If the Company is the surviving corporation in any merger or consolidation, or upon consummation of a "Change of Control," as defined below, the Option granted herein shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option prior to the merger or consolidation would have been entitled. A "Change of Control" shall mean (a) a merger or consolidation in which the Company is not the surviving entity or (b) any reverse merger in which the Company is the surviving entity.

     10. ASSIGNMENT. This Option and the right to acquire Common Stock under this Agreement may not be assigned, encumbered or otherwise transferred by Steinmetz.

     11. SECURITIES RESTRICTIONS.

          (a) LEGEND ON CERTIFICATES. Except as provided in Section 11(c), below. All certificates representing shares of Common Stock issued hereunder shall be endorsed with a legend reading as follows:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE `RESTRICTED SECURITIES' AS DEFINED BY RULE 144 UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.

          (b) PRIVATE OFFERING FOR INVESTMENT ONLY. If the shares to be issued to Steinmetz upon the exercise of any Option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), the Arizona Securities Act (the "Arizona Act") or the securities laws of any other jurisdiction, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (i) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (ii) Steinmetz obtains an opinion of counsel which is satisfactory to counsel for the Company that the shares may be sold in reliance on an exemption from registration requirements. By the act of accepting an Option, Steinmetz agrees (1) that any shares of Common Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares, and (2) such intention will be confirmed by an appropriate certificate at the time the Common Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

          (c) REGISTRATION STATEMENT. If a registration statement covering the shares of Common Stock issuable hereunder is filed under the 1933 Act and is declared effective by the Securities and Exchange Commission, the provisions of SECTIONS 11(a) and 11(b) shall terminate during the period of time that such registration statement, as periodically amended, remains effective.

     12. TAX WITHHOLDING. The Company's obligation to deliver Common Stock under this Agreement shall be subject to Steinmetz's satisfaction of all applicable federal, state, and local income tax withholding requirements.
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     13. BINDING  EFFECT.  Subject to the  restrictions on transfer set forth in
SECTIONS 10 and 11, this Agreement shall inure to the benefit of and be binding upon the parties hereto.

     14. DEFINED TERMS. All capitalized terms herein that are not otherwise defined herein shall have the same meaning ascribed to such terms in the Employment Agreement.

     15. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Steinmetz shall be in writing and addressed to Steinmetz at the address indicated on the signature page hereto. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the United States mail, postage prepaid, return receipt requested, and properly addressed to the party to be notified.

     16.  INTEGRATION  AND  MODIFICATION.  This  Agreement  and  the  Separation
Agreement embody the full understanding of the parties with respect to the subject matter hereof, superseding any and all prior agreements, and no amendment or modification thereof shall be effective unless the same shall be in writing and signed by both of said parties.

     17. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the state of Arizona, without regard to application of conflicts of law principles.

     18.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement or caused it to be executed on the day and year first above written.

                                           VODAVI TECHNOLOGY, INC.


                                           By: /s/ Glenn R. Fitchet, President
                                               ---------------------------------


                                                /s/ Larry L. Steinmetz
                                               ---------------------------------
                                               LARRY L. STEINMETZ

                                               Address:
                                               5520 E. Muriel Drive
                                               Scottsdale, AZ  85254